SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
July 28, 2004

HERITAGE FINANCIAL HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-31823	63-1259533
(Commission File No.)	(IRS Employer Identification No.)

1323 Stratford Road
Decatur, Alabama	35601
(Address of principal	(Zip Code)
executive offices)

(256) 355-9500
(Registrant's telephone number including area code)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	EXHIBITS.

Exhibit 99.1	Press Release dated July 28, 2004.

Item12.	Disclosure of Results of Operations and Financial Condition.

On July 28, 2004, Heritage Financial Holding Corporation (the "Company") announced its financial results for the quarter ended June 30, 2004. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is deemed not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE FINANCIAL HOLDING CORPORATION

By:	/s/ William M. Foshee

William M. Foshee Its Chief Financial Officer

Date: July 28, 2004